Statements of Comprehensive Income (Loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net (loss) income	$ (1,263)	$ (1,163)	$ 12,479
Net unrealized (loss) gain on investments, net of shadow adjustments and deferred taxes	(11,656)	6,309	(23,698)
Total other comprehensive (loss) income	(11,656)	6,309	(23,698)
Total comprehensive (loss) income	$ (12,919)	$ 5,146	$ (11,219)